EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          I, Robert O’Connor, Chief Financial Officer of Escalon Medical Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) the Quarterly Report of Escalon Medical Corp. on Form 10-Q for the quarterly period ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and
          (2) the information contained in the Report fairly presents in all material respects the financial condition and results of operations of Escalon Medical Corp.
Date: November 16, 2009

/s/ Robert O’Connor
Robert O’Connor
Chief Financial Officer